UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 13, 2020, TransAct Technologies Incorporated (“TransAct” or the “Company”) issued a press release announcing the commencement of an underwritten public offering (the “Offering”) of common stock, $.01 par value per share, of TransAct. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

Substantially concurrently with the filing of this Report, TransAct is filing with the Securities and Exchange Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S-3 (File No. 333-248055) (the “Preliminary Prospectus Supplement”) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the Offering. TransAct is including the following disclosure in the Preliminary Prospectus Supplement:

Expectations for the Quarter Ending December 31, 2020

Given recent market conditions and the impact that the COVID-19 pandemic has had on the Company’s and its customers’ businesses, and consistent with the provision of third quarter expectations to investors on August 5, 2020, the Company is providing the below expectations with respect to fourth quarter net sales and paid BOHA! terminals in the market. These expectations are forward-looking statements and are inherently subject to significant business, economic, competitive and regulatory uncertainties, including, among others, those set forth under the heading “Risk Factors” beginning on S-5 of this prospectus supplement and in our 2019 Form 10-K and our Q1 and Q2 2020 Forms 10-Q and the factors described under “Forward-Looking Statements” in this prospectus supplement. These expectations should not be viewed as a substitute for full audited financial statements prepared in accordance with U.S. generally accepted accounting principles, and are not necessarily indicative of the results to be achieved in any future period. Accordingly, investors should not place undue reliance on these expectations, which may differ materially from actual results.

Based on information available to the Company as of the date hereof, the Company expects net sales for the fourth quarter of 2020 to be in the range of $7.5 million to $8.0 million and anticipates that there will be 5,000 to 6,000 paid BOHA! terminals in the market as of the end of the quarter.

The foregoing information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure” of Form 8-K. Such information, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

This Report shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Forward-Looking Statements

The statements in this Report regarding expected fourth quarter 2020 net sales and paid BOHA! terminals anticipated to be in the market as of the end of such quarter are forward-looking statements and involve risks and uncertainties, including, but not limited to, risks, uncertainties and other factors related to the adverse effect of the COVID-19 pandemic on TransAct’s business, operations, financial condition, results of operations and capital resources, including as a result of supply chain disruptions, shutdowns and/or operational restrictions imposed on our customers, inability of customers to make payments on time or at all, diversion of management attention, necessary modifications to business practices and operations, cost cutting measures that TransAct has made and may continue to make, a possible future reduction in the value of goodwill or other intangible assets, inadequate manufacturing capacity or a shortfall or excess of inventory as a result of difficulty in predicting manufacturing requirements due to volatile economic conditions, price increases or decreased availability of component parts or raw materials, exchange rate fluctuations, volatility of and decreases in trading prices of TransAct’s common stock and the availability of needed financing on acceptable terms or at all; TransAct’s ability to successfully develop new products that garner customer acceptance and generate sales, both domestically and internationally, in the face of substantial competition; the ability to successfully transition TransAct’s business into the food service technology market; the ability to remediate the material weaknesses over internal control over financial reporting; risks associated with potential future acquisitions; general economic conditions; dependence on contract manufacturers for the assembly of a large portion of TransAct’s products in Asia; dependence on significant suppliers; the ability to recruit and retain quality employees as TransAct grows; dependence on third parties for sales outside the United States; marketplace acceptance of new products; risks associated with foreign operations; the availability of third-party components at reasonable prices; price wars or other significant pricing pressures affecting TransAct's products in the United States or abroad; increased product costs or reduced customer demand for TransAct’s products due to changes in U.S. policy that may result in trade wars or tariffs; the ability to protect intellectual property; the effect of the United Kingdom’s withdrawal from the European Union; and other risk factors detailed in TransAct’s annual report on Form 10-K for the year ended December 31, 2019, quarterly reports for the quarters ended March 31, 2020 and June 30, 2020 and other reports filed with the Securities and Exchange Commission. Actual results may differ materially from those discussed in, or implied by, the forward-looking statements. The forward-looking statements speak only as of the date of this Report, and TransAct assumes no duty to update them to reflect new, changing or unanticipated events or circumstances, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

99.1	Press Release dated October 13, 2020 regarding commencement of public offering

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer and Secretary

Date: October 13, 2020

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